UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2021

(Date of Report/Date of earliest event reported)

COVANTA HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-06732	95-6021257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 South Street

Morristown, New Jersey

07960

(Address and zip code of principal executive offices)

(862) 345-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.10 Per Share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on July 14, 2021, Covanta Holding Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (as it may be amended and modified from time to time, the “merger agreement”) with Covert Intermediate, Inc. a Delaware corporation (“Parent”) and Covert Mergeco, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of the Company by Parent at a price of $20.25 per share, in cash. Upon the terms and subject to the conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent.

On September 2, 2021, the Company filed a definitive proxy statement in connection with the special meeting of the stockholders of the Company to consider and vote on a proposal to adopt the merger agreement.

In connection with the merger agreement and the transaction contemplated thereby, ten lawsuits (the “Lawsuits”) have been filed by purported Company stockholders against the Company and members of the Board. The ten complaints are captioned as follows: O’Dell v. Covanta Holding Corporation, et al., Case No. 1:21-cv-7061 (S.D.N.Y.); Raul v. Covanta Holding Corporation, et al., Case No. 1:21-cv-07225 (S.D.N.Y.); Waterman v. Covanta Holding Corporation, et al., Case No. 1:21-cv-07245 (S.D.N.Y.); Colomberti v. Covanta Holding Corporation, et al., Case No. 1:21-cv-04859 (E.D.N.Y.); Walker v. Covanta Holding Corporation, et al., Case No. 1:21-cv-01340 (D. Del.); Whitfield v. Covanta Holding Corporation, et al., Case No. 2:21-cv-04200 (E.D. Pa.); Bushansky v. Covanta Holding Corporation, et al., Case No. 2:21-cv-17427 (D.N.J.); Halberstam v. Covanta Holding Corporation, et al., Case No. 2:21-cv-17453 (D.N.J.); Ryan v. Covanta Holding Corporation, et al., Case No. 1:21-cv-1344 (D. Del.); Jones v. Covanta Holding Corporation, et al., 1:21-cv-07980 (S.D.N.Y.). On September 1, 2021, the Company also received a draft unfiled complaint from a purported stockholder and on September 9, 2021 the Company received a demand letter from a purported stockholder regarding the proposed merger (the “Demands”). In general, the Lawsuits and Demands allege that the defendants violated federal securities laws, and specifically Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, because the definitive proxy statement allegedly omits or misstates material information. One Demand further generally alleges potential breaches of the Company’s board of directors’ fiduciary duty of disclosure under Delaware law. The Lawsuits and Demands seek, among other things, injunctive relief preventing the consummation of the merger, unspecified damages, and attorneys’ fees.

The Company and the other named defendants believe that no supplemental disclosures are required under applicable laws; however, to avoid the risk of the Lawsuits and Demands delaying the merger and to minimize the expense of defending the Lawsuits and Demands, and without admitting any liability or wrongdoing, the Company is making certain disclosures below that supplement and revise those contained in the definitive proxy statement. The definitive proxy statement should be read as part of, and in conjunction with, the disclosures set forth in this current report on Form 8-K. To the extent that information in this current report on Form 8-K differs from or updates information contained in the definitive proxy statement, the information in this current report on Form 8-K shall supplement or modify the information in the definitve proxy statement.

Supplemental Disclosures

The Company is making the following supplemental disclosures to the definitive proxy statement in connection with its response to the Lawsuits and Demands. The Company believes that no further disclosure is required to supplement the definitive proxy statement under applicable law. Nothing in this supplemental disclosure shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used but not otherwise defined herein have the meaning given to those terms in the definitive proxy statement. All page references are to the definitive proxy statement.

The disclosure in the section entitled “Background of the Merger”, beginning on page 39 of the definitive proxy statement, is hereby modified by inserting the new text underlined in the below portions of such section.

Over the course of the process to explore a sale of the CES business, at the request of the Company, Houlihan Lokey contacted 62 strategic and financial parties with respect to a potential sale of the CES business, including Party A, Party E (as defined below) and EQT. The Company entered into confidentiality agreements with 53 strategic and financial parties interested in evaluating the CES business. None of these confidentiality agreements contain “don’t-ask, don’t waive” standstill provisions. Houlihan Lokey contacted EQT as part of this process on December 23, 2020. EQT declined to sign a confidentiality agreement in connection with the process, but indicated to Houlihan Lokey that it would be interested in potentially acquiring the entire Company.

On February 15, 2021, the Board held a virtual meeting at which Messrs. Simpson, Mulcahy and Kenyon were also present. Mr. Ranger provided an update on the strategic review in general and the process to explore the sale of the CES business in particular, noting that 53 strategic and financial parties had entered into confidentiality agreements and that the Company’s management team given presentations to more than 20 of those parties. Mr. Ranger also reported that the Company had received two unsolicited expressions of interest to purchase the entire Company from Party A and EQT, and reviewed with the Board the terms of the Initial EQT Proposal. Mr. Ranger expressed his view that both parties were credible potential buyers, but said that he viewed the price reflected in the Initial EQT Proposal as too low. Mr. Ranger noted that the Company’s management team had done a significant amount of work in connection with the strategic review, including evaluating the potential sale of the CES business. Given the existing unsolicited expressions of interest in an acquisition of the entire Company, and the possibility of others to come, Mr. Ranger reported that the executive committee recommended that the Board consider engaging BofA Securities to conduct a structured process to explore a sale of the entire Company as a potential alternative to management’s strategic plan, to run in parallel with the existing process with respect to the CES business. Mr. Ranger reviewed discussions with BofA Securities, including their qualifications, the terms on which it proposed to serve as the Company’s financial advisor, and BofA Securities’ proposed approach with respect to exploring a potential sale of the Company, including potential buyers identified by BofA Securities. Mr. Kenyon then provided an overview of the Board’s fiduciary obligations in the context of a potential sale of the entire Company. The Board discussed the potential value that might be realized through the implementation of the strategic plan developed and outlined by the Company’s management team relative to the potential value of a sale of the entire Company. The Board also discussed the potential risks and benefits associated with the strategic plan, including execution risks associated with sales of assets or material lines of business, compared to the potential risks and benefits associated with a single transaction to sell the entire Company. The Board viewed the valuation estimated in the strategic plan as a “best case” outcome, which assumed no issues with execution. The Board then discussed how to manage a process to evaluate a sale of the entire Company while also managing the process for the potential sale of the CES business, concluding that running simultaneous processes would provide a greater opportunity for price discovery. Thereafter, the Board authorized the executive committee to explore strategic transactions, including a potential sale of the entire Company, and to engage BofA Securities as the Company’s financial advisor in connection therewith. Houlihan Lokey remained engaged as the Company’s financial advisor in connection with the sale of the CES business, but was not engaged in connection with the matters discussed at the February 15, 2021 meeting, including the potential sale of the entire Company.

On June 16, 2021, BofA Securities provided to EQT and Party D an instruction letter requesting final binding offers for an acquisition of the Company by July 7, 2021. At that point, because Party B had stopped actively engaging in the process and had not responded to inquiries from BofA Securities seeking to confirm that Party B remained interested in a potential transaction, the Company, with input from BofA Securities, determined that it was not appropriate to provide Party B with a copy of the instruction letter without evidence of its continued interest.

The disclosure in the section entitled “Forward-Looking Financial Information”, beginning on page 54 of the definitive proxy statement, is hereby modified by replacing the second full paragraph on page 56 of the definitive proxy statement with the text below.

The North American unlevered free cash flows were computed as follows, with all figures attributable to such North American waste-to-energy operations and as provided by the Company’s management:

The disclosure in the section entitled “Forward-Looking Financial Information”, beginning on page 54 of the definitive proxy statement, is hereby further modified by replacing the tables and third full paragraph on page 56 of the definitive proxy statement with the tables and text below.

(US$ in millions)	H2 2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Adjusted EBITDA(1)	$234	$492	$509	$530	$541	$559	$573	$583	$600	$613
Less: Depreciation & Amortization	($109)	($218)	($221)	($224)	($228)	($225)	($229)	($232)	($234)	($237)
Less: Stock-Based Compensation	($13)	($26)	($26)	($27)	($27)	($28)	($28)	($29)	($30)	($30)
Adjusted EBIT	$112	$248	$262	$278	$286	$306	$316	$322	$337	$346
Less: Taxes	($31)	($69)	($73)	($78)	($80)	($86)	($88)	($90)	($94)	($97)
Tax-Affected Adjusted EBIT	$81	$178	$189	$200	$206	$220	$227	$232	$243	$249
Plus: Depreciation & Amortization	$109	$218	$220	$224	$227	$224	$228	$231	$233	$236
Plus: Tax Savings from Net Operating Losses	$16	$35	—	—	—	—	—	—	—	—
Less: Change in Net Working Capital	$2	($12)	$4	$0	($6)	$2	($13)	($5)	($3)	($11)
Less: North America Capital Expenditures	($67)	($134)	($146)	($136)	($133)	($118)	($133)	($133)	($128)	($131)
North American Unlevered Free Cash Flows	$140	$285	$267	$288	$295	$328	$309	$326	$345	$342

(1)

“Adjusted EBITDA” is defined as earnings before interest, provision for income taxes, and depreciation and amortization expense, adjusted for stock-based compensation, loss on extinguishment of debt, service concession expense, parts expiry valuation adjustment, and other non-recurring expenses.

The European levered free cash flows were computed by taking the Company’s contributions to the Company’s equity investments in its projects in the United Kingdom and Ireland as an outflow in cash and by taking distributions from such investments as an inflow in cash.

(US$ in millions)	H2 2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Contributions	($60)	($230)	($40)	($6)	—	—	—	—	—	—
Distributions	$15	$50	$57	$68	$93	$108	$113	$121	$127	$133
European Levered Free Cash Flows	($23)	($90)	$9	$31	$47	$54	$56	$61	$63	$67

The disclosure in the section entitled “The Merger—Opinion of BofA Securities, Inc. beginning on page 56 of the definitive proxy statement is hereby amended by:

Amending and restating the last paragraph on page 58 as follows:

BofA Securities reviewed publicly available financial and stock market information of ~~the following~~ nine selected publicly traded companies in the environmental services industry and the independent power producer (“IPP”) industry listed in the table below~~:~~.

~~Environmental Services Industry~~

•	~~Waste Management, Inc.~~

•	~~Republic Services, Inc.~~

•	~~Waste Connections, Inc.~~

•	~~Stericycle, Inc.~~

•	~~Clean Harbors, Inc.~~

•	~~Harsco Corporation~~

•	~~US Ecology, Inc.~~

~~IPP Industry~~

•	~~Vistra Corp.~~

•	~~NRG Energy Inc.~~

Amending and restating the first full paragraph on page 59 as follows:

BofA Securities reviewed, among other things, the enterprise values for each of the selected companies and for the Company, calculated by multiplying the closing share price of each applicable company as of July 9, 2021 by the number of fully-diluted shares outstanding of the applicable company (determined on a treasury stock method basis based on information in the public filings of the applicable company), and adding to (or subtracting from, as applicable) the result the amount of the applicable company’s net debt (or net cash) (defined as debt, preferred equity and non-controlling interest (as applicable) less cash, cash equivalents and marketable securities (as applicable)), as a multiple of Wall Street analyst consensus estimates of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for each of calendar years 2021 and 2022 for the applicable company (referred to in this section as “2021E EV / EBITDA” and “2022E EV / EBITDA”, respectively). Financial data of the selected companies were derived from their public filings and publicly available Wall Street research analysts’ estimates published by FactSet as of July 9, 2021. Financial data of the Company were derived from the financial projections and equity information provided by the management of the Company. ~~The overall low to high 2021E EV / EBITDA multiples observed for the selected companies were (i) 9.2x to 18.7x for the environmental services companies (with an average of 13.0x) and (ii) 9.0x to 12.7x for the IPP companies (with an average of 10.9x). The overall low to high 2022E EV / EBITDA multiples observed for the selected companies were (i) 8.0x to 17.3x for the environmental services companies (with an average of 12.1x) and (ii) 6.5x to 7.0x for the IPP companies (with an average of 6.8x).~~ BofA Securities noted that the 2021E EV / EBITDA multiple observed for the Company was 9.9x and that the 2022E EV / EBITDA multiple observed for the Company was 9.1x, in each case, based on the financial projections.

Adding in the below paragraph and table above the first paragraph on page 60:

The results of this review were as follows:

Environmental Services Industry
Selected Public Company	2021 EV / EBITDA	2022EV / EBITDA
Waste Management, Inc.	14.5x	13.7x
Republic Services, Inc.	13.6x	12.9x
Waste Connections, Inc.	18.7x	17.3x
Stericycle, Inc.	15.1x	14.2x
Clean Harbors, Inc.	9.8x	9.2x
Harsco Corporation	9.2x	8.0x
US Ecology, Inc.	10.1x	9.1x
Average	13.0x	12.1x

IPP Industry
Selected Public Company	2021 EV / EBITDA	2022EV / EBITDA
Vistra Corp.	12.7x	6.5x
NRG Energy Inc.	9.0x	7.0x
Average	10.9x	6.8x

Amending and restating the first paragraph on page 60 as follows:

Based on BofA Securities’ review of the enterprise values to EBITDA multiples for the selected companies and the Company and on its professional judgment and experience, BofA Securities applied a 2021E EV / EBITDA multiple reference range of 10.0x to 11.0x to Company management’s estimates of the Company’s calendar year 2021 EBITDA, adjusted by the management of the Company for stock-based compensation expense, service concession expense, part expense valuation adjustment, equity investment adjustment to proportional EBITDA and non-recurring items, asset write-offs / impairments and other one-time items (which we refer to as “adjusted EBITDA”), as reflected in the financial projections, and a 2022E EV / EBITDA multiple reference range of 9.0x to 10.0x to Company management’s estimates of calendar year 2022 adjusted EBITDA as reflected in the financial projections to calculate ranges of implied enterprise values for the Company. BofA Securities then calculated implied equity value reference ranges per share of Company common stock (rounded to the nearest $0.25) for the Company by subtracting from the resulting ranges of implied enterprise values it calculated an estimate of the net debt of the Company of $2,522 million as of June 30, 2021 (calculated as debt, less cash (including short term restricted funds held in trust), as of June 30, 2021), as provided by the management of the Company, and dividing the result by approximately 138 million, the number of fully diluted-shares of the Company common stock outstanding as of April 23, 2021 (calculated on a treasury stock method basis, based on information provided by the management of the Company). This analysis indicated the following approximate implied equity value reference ranges per share of Company common stock (rounded to the nearest $0.25), as compared to the merger consideration:

Amending and restating the first paragraph on page 61 as follows:

BofA Securities reviewed, to the extent publicly available, financial information relating to the ~~following~~ 29 selected transactions involving 17 acquisitions of publicly traded environmental services and 12 acquisitions of publicly traded IPP companies listed in the table below that BofA Securities considered generally relevant for purposes of its analysis (collectively, the “selected transactions”).

Removing in full the two tables on page 61.

Amending and restating the first paragraph on page 62 as follows.

For each of these selected transactions, BofA Securities reviewed the enterprise values implied for each target company based on the consideration payable in the selected transaction, as multiples of estimates of the target company’s last twelve months EBITDA, or “LTM EBITDA”, as of the announcement of the relevant transaction and based on publicly available information at that time. ~~The overall low to high enterprise value to LTM EBITDA multiples of the target companies in the environmental services selected transactions were 6.2x to 11.6x (with an average of 8.8x). The overall low to high enterprise value to LTM EBITDA multiples of the target companies in the IPP selected transactions were 5.7x to 9.6x (with an average of 8.0x).~~

Adding in the below paragraph and two tables below the first paragraph on page 62:

The results of this review were as follows:

Environmental Services Selected Transactions
Date	Acquiror	Target	EBITDA Multiple(1)
2/7/2020	Harsco Corporation	ESOL Topco LLC (Environmental Solutions Business of Stericycle)	N/A
1/10/2020	American Waste	GFL Environmental	N/A
4/15/2019	Waste Management	Advanced Disposal Services	10.3x
6/26/2018	Hennessy Capital Acquisition Corp III	NRC Group Holdings LLC	9.6x
6/6/2018	Investor Consortium	Cory Riverside Energy	N/A
2/4/2016	Beijing Enterprises Group Co Ltd	EEW Energy from Waste GmbH	6.2x
1/19/2016	Progressive Waste Solutions Ltd	Waste Connections Inc	11.6x
11/19/2015	EnergySolutions Inc	Waste Control Specialists LLC	N/A
12/19/2014	Republic Services Inc	Tervita LLC	N/A
6/2/2014	HanKore Environment Tech Group Ltd	China Everbright Water Investments Ltd	N/A
4/22/2014	Stericycle Inc	Psc Environmental Services LLC	N/A

4/7/2014	US Ecology Inc	Environmental Quality Co	8.6x
3/3/2014	Beijing Capital Group Ltd	Transpacific Industries Group Ltd	8.6x
4/24/2013	EQT Partners AB	Synagro Technologies Inc	N/A
4/18/2013	Triton Advisers Ltd	Befesa Medio Ambiente SA	9.5x
1/7/2013	Energy Capital Partners	Energy Solutions	6.9x
10/29/2012	Clean Harbors	Safety-Kleen Inc	8.0x
		Average	8.8x

(1)	“N/A” indicates transactions for which there is not sufficient publicly available information to determine an EBITDA Multiple.

IPP Selected Transactions
Date	Acquiror	Target	EBITDA Multiple
10/30/2017	Vistra Energy Corp.	Dynegy Inc.	7.4x
8/18/2017	Energy Capital Partners LLC	Calpine Corp.	8.2x
6/3/2016	Riverstone Holdings LLC	Talen Energy Corp.	6.6x
2/25/2016	Dynegy/ECP	Engie US Merchant Portfolio	9.0x
7/20/2015	Talen	MachGen	7.6x
8/22/2014	Dynegy	Equipower	7.2x
10/18/2013	NRG	Edison Mission Energy	9.5x
7/22/2012	NRG	GenOn	9.6x
4/21/2010	Calpine	Conectiv	9.3x
4/11/2010	Reliant	Mirant	5.7x
2/26/2007	Investor Consortium	TXU	8.4x
10/2/2005	NRG	Texas Genco	7.5x
		Average	8.0x

Amending and restating the second paragraph on page 62 as follows.

Based on BofA Securities’ review of the enterprise values to LTM EBITDA multiples for the selected transactions and on its professional judgment and experience, BofA Securities applied an enterprise value to LTM EBITDA multiple reference range of 9.0x to 11.5x to Company management’s estimates of adjusted EBITDA for the twelve-month period ended June 30, 2021, as reflected in the financial projections, to calculate a range of implied enterprise values for the Company. BofA Securities then calculated an implied equity value reference range per share of Company common stock (rounded to the nearest $0.25) for the Company by subtracting from this range of implied enterprise values an estimate of the net debt of the Company of $2,522 million as of June 30, 2021 (calculated as debt, less cash, as of June 30, 2021), as provided by the management of the Company, and dividing the result by approximately 138 million, the ~~a~~ number of fully-diluted shares of Company common stock outstanding as of April 23, 2021 (calculated on a treasury stock method basis, based on information provided by the management of the Company). This analysis indicated the following approximate implied equity value reference ranges per share of Company common stock (rounded to the nearest $0.25), as compared to the merger consideration:

Amending and restating the fourth paragraph on page 62 as follows.

BofA Securities performed a discounted cash flow analysis of the Company to calculate a range of implied present values per share of Company common stock utilizing estimates of the standalone, unlevered, after-tax free cash flows the Company expects to generate from WtE operations located in North America over the period from July 1, 2021 through December 31, 2030 based on the financial projections. BofA Securities calculated terminal values for the Company (excluding equity investments in WtE projects outside of North America and the non-perpetuity plants) of $184 million by applying a range of assumed perpetuity growth rates of 1.5% to 2.5%, based on BofA Securities’ professional judgment and experience, to the unlevered free cash flows (excluding unlevered free cash flows the Company was expected to generate from certain client-owned plants that management of the Company has directed BofA Securities to assume have definite terms of operation (which we refer to as the “non-perpetuity plants”)) in the year ending on December 31, 2030. BofA Securities then calculated implied enterprise values for the Company by discounting to present value as of June 30, 2021, the unlevered free cash flows and the terminal values for the Company (excluding equity investments in WtE projects outside of North America and the non-perpetuity plants), utilizing the mid-period discounting convention, and using discount rates ranging from 6.25% to 7.25%, which were based on an estimate of the Company’s weighted average cost of capital, derived using the capital asset pricing model, which took into account, among other things, risk free rate, levered beta, and historical equity risk premium, and adding to these ranges (i) the present value of the levered free cash flows the Company was expected to generate from equity investments in WtE projects outside of North America over the period from July 1, 2021 through December 31, 2030 discounted to June 30, 2021, utilizing the mid-period discounting convention, and using discount rates ranging from 9.50% to 12.50%, which were based on an estimate of the Company’s cost of equity, derived using the capital asset pricing model, and an assumed perpetuity growth rate of 2%, based on BofA Securities’ professional judgment and experience, applied to the levered free cash flows in the year ending on December 31, 2030, and (ii) the present value of the unlevered free cash flows the Company was expected to generate from the non-perpetuity plants over the period from January 1, 2031 through the expected end of operations of such plants, as per Company management’s judgment, discounted to June 30 2021, utilizing the mid-period discounting convention, and using discount rates ranging from 6.25% to 7.25%, which were based on an estimate of the Company’s weighted average cost of capital, derived using the capital asset pricing model. BofA Securities then calculated implied equity value reference ranges per share of Company common stock (rounded to the nearest $0.25) for the Company by deducting from the ranges of enterprise values the Company’s projected net debt of $2,522 million as of June 30, 2021 (calculated as debt, less cash, as of June 30, 2021), as provided by Company management, and dividing the result by approximately 138 million, the ~~a~~ number of fully-diluted shares of Company common stock outstanding as of April 23, 2021 (calculated on a treasury stock method basis, based on information provided by the management of the Company). This analysis indicated the following approximate implied equity value reference range per share of Company common stock (rounded to the nearest $0.25) for the Company, as compared to the merger consideration:

Amending and restating the first full paragraph on page 63 as follows:

BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

52-Week Trading Range. BofA Securities reviewed the trading range of the shares of Company common stock for the 52-week period ended July 9, 2021, which was $7.50 to $18.00. BofA Securities noted that, excluding share price performance for the period following the publication in Bloomberg on June 8, 2021 with respect to a possible transaction, the trading range of the shares of Company common stock would have been $7.50 to $14.34.

Wall Street Analysts Price Targets. BofA Securities reviewed ~~certain~~ publicly available equity research analyst price targets then published by five analysts for the shares of Company common stock available as of July 9, 2021, and noted that the range of such price targets (discounted by one year at the Company’s mid-point cost of equity of 11.0%) was $14.50 to $16.25.

Leveraged Buyout Analysis. BofA Securities also analyzed the Company from the perspective of a potential purchaser that was not a strategic buyer, but rather was primarily a financial buyer that would effect a hypothetical leveraged buyout of the Company. BofA Securities based its analysis on the financial projections. BofA Securities made certain assumptions, based on its professional judgment and experience, including (i) an LTM terminal EBITDA multiple range of 8.0x to 10.0x and (ii) a target range of annualized internal rates of return for the financial sponsor of 14.0% to 16.0%. Based on this analysis, BofA Securities derived a range of estimated values per share of Company common stock of $15.25 to $20.00 per share (rounded to the nearest $0.25), as compared to the value of the merger consideration of $20.25 per share.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between the Company, Parent and Merger Sub. In connection with the proposed merger, the Company has filed a definitive proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the proxy statement and the Company’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://investors.covanta.com/sec-filings.

PARTICIPANTS IN THE MERGER SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s annual proxy, which was filed with the SEC on April 2, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger.

FORWARD-LOOKING STATEMENTS

Certain statements in this disclosure may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the proposed merger, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the proposed merger depends on the satisfaction of the closing conditions to the proposed merger, and there can be no assurance as to whether or when the proposed merger will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended June 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Thomas L. Kenyon
Name:	Thomas L. Kenyon
Title:	Executive Vice President, General Counsel and Secretary

Date: October 1, 2021